Sentinel Group Funds, Inc.

Sentinel Mid Cap Value Fund

Summary Prospectus

Class A, Class C and Class I Shares

March 30, 2011, as supplemented September 26, 2011

Class	Ticker Symbol
Class A	SYVAX
Class C	SYVCX
Class I	SYVIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting "Forms and Literature" from the homepage. You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund's prospectus and statement of additional information, both dated March 30, 2011, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 92 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 48 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.44%	0.40%	0.19%
Total Annual Fund Operating Expenses	1.49%	2.15%	0.94%
Fee Waiver and/or Expense Reimbursement**	(0.07)%	(0.07)%	(0.07)%
Total Annual Operating Expense After Fee Waiver and/or Expense Reimbursement**	1.42%	2.08%	0.87%

*  You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

**  The Fund’s investment adviser has agreed, effective August 18, 2011, to waive advisory fees paid by the Fund at an annual rate equal to 0.15% of the first $50 million of the Fund’s average daily net assets and 0.10% on the next $50 million of such assets.  This agreement shall terminate on November 30, 2013.  This agreement may be terminated by a vote of the majority of the directors of the Fund, including the majority of the non-interested directors of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$644	$947	$1,273	$2,191
Class C	318	673	1,154	2,483
Class I	96	300	520	1,155

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$218	$673	$1,154	$2,483

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities of mid-capitalization companies.  For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the lowest market capitalization of a stock that is included in the Standard & Poor's MidCap 400 Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of June 30, 2011, companies included in either the Standard & Poor's MidCap 400 Index or the Russell Midcap Index had market capitalizations between $517.8 million and $18.6 billion.  The Fund will generally invest in securities issued by U.S. companies, but may also invest to a lesser extent in securities of non-U.S. companies.

In selecting investments for the Fund, Crow Point Partners, LLC ("Crow Point"), the Fund's investment sub-adviser, first identifies themes it believes will drive investment returns for a prolonged period of time.  It then identifies the stocks that it believes are closely tied to those themes that are also trading at discounts to their expected future cash flows.  Crow Point then applies additional screens,  focusing on dividends and valuation measurements such as low price/earnings to growth ratios, high free cash flow yields, and enterprise value to cash flow ratios.  Crow Point may invest in stocks that do not pay dividends, but only after giving consideration to the company’s fit within a particular investment theme and its valuation profile.  Other investment considerations include, but are not limited to, potential catalysts that may trigger a change in market perception, a long period of stock underperformance, increasing insider ownership, improving industry dynamics, a lack of sell-side research coverage, and high rates of a stock’s short interest.  In addition, Crow Point may occasionally invest in companies that it considers to be “turnarounds” and whose results have been poor due to conditions that Crow Point believes are temporary.  Crow Point may also occasionally invest in a company or industry that is out of favor, or in a company whose stock price has dropped beyond what Crow Point believes to be fair value for the business.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund is classified as a “non-diversified” Fund, and therefore, Crow Point may hold a relatively small number of issues, thus increasing the importance of each holding.

Crow Point will generally sell a security if it has fallen more than 20% from its reference price without a clear and acceptable explanation (such as a sharp decline in the overall market).  In addition, securities may be sold when the original reasons for purchase no longer apply or have become less meaningful (for example: a dividend cut or an unexplained decrease in the rate of dividend increases; a valuation that becomes less attractive; earnings that appear uncertain; an expected catalyst has occurred, or a new idea appears more attractive).  Securities may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund:

  Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.
  Investment Style Risk. The Fund's primary investment style, "growth", "value", or "blend", may be out of favor at any particular time. The stocks of "growth" companies may be more sensitive to investor perceptions about company earnings and may be more volatile than the market in general. The stocks of "value" companies may be undervalued by the market for long periods of time.
  Non-Diversified Risk. The Fund is a non-diversified fund, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual securities. As a result, the Fund may be more affected by the performance of a particular security than a fund investing in a broader range of securities.
  Restricted and Illiquid Securities Risk. The Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect the Fund's net asset value.
  Sector Risk. Investments in a particular sector may trail returns from other economic sectors.
  Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.
  Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for Class I shares for each calendar year over a ten-year period. The table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

Performance for the Fund is based on the performance of its predecessors, which had different expenses but substantially similar investment risks. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A, Class C or Institutional Class shares, as applicable, adjusted, in the case of Class A and Class C shares, for the current maximum sales charge. Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares, in the case of Class A and Class C shares, adjusted for the current maximum sales charge and higher expenses. Performance prior to October 12, 2001 (the inception date for the Institutional Class shares) is based on the performance of the collective investment fund, adjusted for higher expenses and, in the case of Class A and Class C shares, the current maximum sales charge. The collective investment fund, which commenced operations on April 3, 2000, was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions. Therefore, after tax returns are only provided from October 12, 2001. Performance has not been adjusted for the higher 12b-1 fee of the Fund’s Class A shares as compared to the Synovus Mid Cap Value Fund’s Class A shares. If it had, returns would be lower. Information for Class I shares is presented because the Class I share class has the longest period of annual returns.

Inception: 2000 (the inception of the Fund's predecessor)

Annual Total Return for Class I Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 26.18% (quarter ended June 30, 2009) and the lowest return for a quarter was -29.18% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2010	1 Year	5 Years	10 Years
Return Before Taxes: Class A	13.49	2.42	7.03
Return Before Taxes: Class C	17.69	2.75	6.82
Return Before Taxes: Class I	20.18	4.00	7.99
Russell Midcap Value Index (Reflects no deduction for fees, expenses or taxes)	24.75	4.08	8.07
Return Before Taxes: Class I	20.18	4.00	8.60[2]
Return After Taxes on Distributions: Class I	19.83	3.38	7.88[2]
Return After Taxes on Distributions and Sale of Fund Shares: Class I1	13.58	3.44	7.52[2]
Russell Midcap Value Index (Reflects no deduction for fees, expenses or taxes)	24.75	4.08	9.52[2]

1   Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2   From October 12, 2001.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. is the investment adviser to the Fund.

Sub-Adviser.  Crow Point Partners, LLC ("Crow Point") is the interim sub-adviser.

Portfolio Managers.  Peter DeCaprio, managing director and portfolio manager at Crow Point, has been a portfolio manager of the Fund since August 18, 2011, and Timothy O’Brien, managing director, chief investment officer and portfolio manager at Crow Point, has been a portfolio manager of the Fund since August 18, 2011.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online. To obtain wire transfer instructions, contact the Fund at the number below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By mail: Sentinel Administrative Services, Inc. PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I: Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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